Exhibit 99.3

CARRIZO EMPLOYEE EMAIL

From:	S.P. Chip Johnson

Subject:	Merger Announcement

Date:	July 15, 2019

I am pleased to announce today the proposed merger of Carrizo Oil & Gas, Inc. (“Carrizo”) and Callon Petroleum Company (“Callon”), which we believe will create a premier mid-sized E&P company. Carrizo shareholders will own 46% of the combined company, which will be run by Callon’s senior management team. Three members of Carrizo’s board of directors will be added to the board of the combined company. We believe that our combination with Callon will provide enhanced scale and a compelling portfolio of complementary assets and allow Carrizo shareholders to participate in the significant near-term and long-term upside potential of the merged company.

For those who may not familiar with Callon, it is much like Carrizo. Founded by the Callon family in 1950, the company had been active in the gulf coast and offshore until going through a transformation similar to our own into shale plays. Callon is now a Houston-based Permian pure play company with acreage and production in the Midland and Delaware Basins. Their Delaware Basin acreage in Ward County borders our ExL/Devon position creating obvious operational and development synergies. Our two companies share very similar corporate cultures, values and management style.

As the shale basins continue to mature, it has become evident that large co-development projects represent the optimal development strategy. We believe that size and scale drive the efficiencies that are critical to this strategy and the long term success of an E&P company. The combination of Callon and Carrizo should form a stronger company with positions of scale in the Permian Basin and Eagle Ford Shale, providing an extensive runway of high rate-of-return drilling locations and the potential to realize meaningful synergies and generate significant free cash flow. After the merger, the combined company is expected to have a market cap of close to $2.5 billion, gaining greater exposure with investors and enhancing opportunities for further accretive consolidation.

Over the last two years, we have actively pursued transactions with smaller companies, both public and private, in an effort to achieve the required scale I mentioned above. When these efforts did not bear fruit as quickly as we had hoped, we elected to also reach out to larger companies, which culminated in the deal that we announced today.

Both companies have approximately the same number of employees, and Callon’s management team has indicated that there will be opportunities for members of our staff to join the combined company. Callon currently has its office on Enclave Parkway, south of Memorial but will be moving into new office space at Beltway 8 and Briar Forest/Westheimer later this month. As a result of this transaction, Callon plans on re-evaluating their office space needs considering the requirements of the combined company, including evaluating the merits of retaining our space at One Allen Center. Callon also has a large Midland office.

It’s important to understand that there will be no immediate change to your employment or responsibilities as a result of today’s announcement, which is just the first step in what will be an extended process. The transaction, which is expected to be completed in the fourth quarter of this year, is subject to the approval of Callon and Carrizo shareholders, certain regulatory approvals, and other customary closing conditions. Until then, Carrizo and Callon will continue to operate as independent companies and it remains business as usual for all of us. As we move forward, it is essential that we remain focused on continuing to deliver the results that our shareholders expect.

I recognize you will have questions about today’s announcement and what this will mean for you after the transaction is completed, but there is much to determine as we move through the transaction and integration processes. However, both management teams are committed to a thoughtful integration process and as we proceed, we will be as transparent as we can and do our best to communicate what we know and what is still to be determined.

You can learn more about the combination by reading today’s press release (see attached). You are also invited to listen to Callon’s call with the investment community which will be held today at 7:30 AM CST. In addition, we will be hosting Town Hall meetings for both office and field staff. Houston office staff are invited to a Town Hall meeting today at the Hyatt at 2 PM with additional details to be provided later. Field staff will be invited to attend separate Town Hall meetings on Tuesday in Dilley and Pecos, respectively, with timing to be announced.

Later today, we will be distributing an email to you on behalf of Joe Gatto, Callon’s President and CEO. Joe requested an opportunity to begin meeting our employees as soon as possible and accordingly, beginning Tuesday, we will begin hosting another round of Town Hall meetings for both office and field staff with Joe and members of his executive management team in attendance. In addition to meeting you, Joe will also discuss the transaction and address your questions. Callon’s request for these town hall meetings reflects their recognition of the exceptional quality of our employees and the important role many of you will play in the success of the combined company, which has been a clear and consistent message since the beginning. We will send out a subsequent email with further details on these Town Hall meetings.

As a reminder, if you receive any media inquiries, please refer the reporter to Jeff Hayden at 713-328-1044. If you are contacted by a vendor or anyone else about today’s announcement, please refer them to your supervisor. Additionally, please refrain from posting or responding to comments related to the proposed merger on social media, industry or financial chat rooms, etc.

On behalf of the Board of Directors and management team, thank you for your hard work and commitment to Carrizo.

Sincerely,

Chip

Additional Information and Where to Find It

This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication shall not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

In connection with the proposed transaction, Carrizo and Callon intend to file materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Carrizo and Callon, which also constitutes a prospectus of Callon. After the registration statement is declared effective by the SEC, Carrizo and Callon intend to mail a definitive proxy statement/prospectus to shareholders of Carrizo and shareholders of Callon. This material is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Carrizo or Callon may file with the SEC and send to Carrizo’s and/or Callon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CARRIZO AND CALLON ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CARRIZO AND CALLON WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARRIZO, CALLON AND THE PROPOSED TRANSACTION.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Carrizo and Callon with the SEC (when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at https://www.carrizo.com or by contacting Carrizo’s Investor Relations Department at 713-328-1055. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at https://www.callon.com or by contacting Callon’s Investor Relations Department at 281-589-5200.

Participants in Proxy Solicitation

Carrizo, Callon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Carrizo’s and Callon’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed business combination between Carrizo and Callon, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance, future free cash flow generation, future market capitalization, future real estate transactions, future acquisitions and accretive consolidation and any other statements regarding Carrizo’s or Callon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Carrizo’s shareholders or Callon’s stockholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity price changes; and the risks of oil and gas activities. Expectations regarding business outlook, including strategies for our operations and oil and natural gas market conditions are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at https://www.carrizo.com and in other documents Carrizo files with the SEC, and in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at https://www.callon.com and in other documents Callon files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Carrizo nor Callon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

# Creating a Leading Oil and Gas Company with Scaled Development Operations in the Permian Basin and Eagle Ford Shale

CALLON PETROLEUM

CARRIZO

## THE PREMIER TEXAS OPERATOR



**MIDLAND BASIN**

- Multi-interval, mid-cycle manufacturing mode with high return inventory

**DELAWARE BASIN**

- Long-term growth driver shifting into development mode
- Capital intensity mitigated via scaled sim-ops development
- Ample organic inventory upside through stacked pay delineation

**EAGLE FORD**

- Mature cash flow machine with repeatable, low-risk, reinvestment inventory

**HOUSTON HEADQUARTERS**

- Houston-based company focused on the development of premier Texas shale assets
- All core operating areas transitioning to large scale development on established infrastructure footprints
- Comparably high-return, de-risked location inventories with meaningful organic growth potential through delineation upside

## COMBINED COMPANY BY THE NUMBERS

**9-10** TOTAL RIGS DURING 2020

**2.5K** TOTAL NET HORIZONTAL DRILLING LOCATIONS

**100K+** BOE/D PRODUCTION 71% OIL

**200K** NET ACRES IN THE PERMIAN BASIN AND EAGLE FORD SHALE

## TRANSFORMATIONAL TRANSACTION THAT DELIVERS SIGNIFICANT VALUE FOR STAKEHOLDERS OF BOTH COMPANIES THROUGH:

| | |
|---|---|
| **INCREASED SCALE** | Expands footprint in the Permian Basin and Eagle Ford Shale to drive production growth, realize supply chain savings and sustain simultaneous operations initiatives |
| **EXPANDED PORTFOLIO** | Integrates and delineates inventory of core Permian and Eagle Ford locations that compete for capital to drive substantial upside |
| **ACCELERATED FREE CASH FLOW GENERATION** | Expected to be immediately accretive to free cash flow per share in 2020, with positive free cash flow generation of over $100M based on current strip pricing |
| **FINANCIAL FLEXIBILITY** | Accelerates deleveraging initiatives and maintains a strong credit profile and pro forma liquidity to fund future growth and development |
| **SUSTAINABLE SYNERGIES** | Expected to generate $100M-125M in annual run-rate synergies; opportunities for additional synergies to be realized over time |

## TRANSACTION TERMS

**TRANSACTION VALUE**

$3.2B

**CONSIDERATION**

**2.05** Callon shares for each share of Carrizo common stock

**OWNERSHIP**

**54%** Callon

**46%** Carrizo

**EXPECTED CLOSE**

During Q4 2019

## GOVERNANCE & LEADERSHIP

**BOARD OF DIRECTORS**

**11** members

**8** from Callon

**3** from Carrizo

**MANAGEMENT**

Maintain Callon's executive management team

**HEADQUARTERS**

Houston, TX

## UNITING TWO CULTURES GROUNDED IN STRONG SHARED VALUES

RESPONSIBILITY

INTEGRITY

DRIVE

Creating A Leading Oil and Gas Company with Scaled Development Operations in the Permian Basin and Eagle Ford Shale No Offer or Solicitation Communications in this communication do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communication in this communication do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo Oil & Gas, Inc. Additional Information and Where to Find It In connection with the proposed transaction, Callon Petroleum Company (“Callon”) and Carrizo intend to file materials with the SEC, including a Registration Statement on Form S-4 of Callon (the “Registration Statement”) that will include a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. After the Registration Statement is declared effective by the SEC, Callon and Carrizo intend to mail a definitive proxy statement/prospectus to stockholders of Callon and shareholders of Carrizo. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the Securities and Exchange Commission (the “SEC”) and send to Callon’s stockholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@ callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com. Participants in the Proxy Solicitation Callon, Carrizo and their respective directors and certain of their executive oficers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive oficers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive oficers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above. Cautionary Statement Regarding Forward-Looking Information Certain statements in this news release concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each of which is on file with the SEC and available from Carrizo’s website at www. carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Supplemental Non-GAAP Financial Measures This communication includes non-GAAP measures, such as adjusted EBITDA, Free Cash Flow and other measures identified as non-GAAP. Management also uses adjusted EBITDAX, which reflects adjusted EBITDA plus exploration and abandonment expense. Reconciliations are available in the press release related to the transaction issued on July 15, 2019. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization, asset retirement obligation accretion expense, exploration expense, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and natural gas properties, non-cash equity based compensation, other income, gains and losses from the sale of assets and other non-cash operating items. Management believes adjusted EBITDA is useful because it allows it to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of adjusted EBITDA. Our communication of adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Free Cash Flow is also a supplemental non-GAAP financial measure that is used by management and external users of our financial statements to assess our liquidity. We define Free Cash Flow as net cash provided by operating activities less capital expenditures attributable to continuing operations. Management believes that Free Cash Flow provides useful information in assessing the impact of our ability to generate cash flow in excess of capital requirements and to return cash to shareholders. Free cash Flow should not be considered as an alternative to net cash provided by operating activities or any other measure of liquidity in accordance with GAAP. We have not provided a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. We are unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. We are unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day, months in advance.